Fees Summary	Oct. 17, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 135,000.00
Previously Paid Amount	0.00
Total Fee Amount	20.67
Total Offset Amount	0.00
Net Fee	$ 20.67
Final Prospectus	false